UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 11, 2021

Main Street Capital Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
_____________________ (State or other jurisdiction of incorporation)	_____________ (Commission File Number)	______________ (I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(713) 350-6000

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On November 11, 2021, Main Street Capital Corporation (“Main Street”) entered into an equity distribution agreement (the “SMBC Equity Distribution Agreement”) with SMBC Nikko Securities America, Inc. (“SMBC”) to add SMBC as an additional agent under Main Street’s “at the market” program equity offering (the “ATM Program”) on the same terms as Main Street’s equity distribution agreements (together with the SMBC Equity Distribution Agreement, the “Equity Distribution Agreements”) (i) dated May 16, 2019 and as amended from time to time, with each of Truist Securities, Inc. (“Truist”), RBC Capital Markets, LLC (“RBC”) and Raymond James & Associates, Inc. (“Raymond James”), and (ii) dated August 15, 2019 and as amended from time to time, with Comerica Securities, Inc. (“Comerica,” and together with SMBC, Truist, RBC and Raymond James, the “Sales Agents”). Under the Equity Distribution Agreements, Main Street may, but has no obligation to, issue and sell up to 9,500,000 shares of its common stock, par value $0.01 per share (the “Shares”), from time to time through the Sales Agents, or to them, as principal for their own account.

Further details regarding the Equity Distribution Agreements and the ATM Program are set forth in Main Street’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2019 and August 15, 2019, which are incorporated herein by reference.

The foregoing description of the Equity Distribution Agreements is not complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreements, a form of which was previously filed as Exhibit 1.1 to Main Street’s Current Report on Form 8-K filed with the SEC on May 16, 2019 and is incorporated herein by reference.

The Shares will be issued pursuant to Main Street’s shelf registration statement on Form N-2 (File No. 333-231146), the prospectus dated April 30, 2019 contained therein and the prospectus supplement dated May 16, 2019 (including any documents incorporated by reference therein), as supplemented from time to time, including the supplements thereto dated August 15, 2019, August 13, 2020 and November 11, 2021, each of which has been filed with the SEC.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1

Form of Equity Distribution Agreement (previously filed as Exhibit 1.1 to Main Street Capital Corporation’s Current Report on Form 8-K filed on May 16, 2019 (File No. 1-33723) and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: November 12, 2021	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel